UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 6, 2023
Date of Report (date of earliest event reported)

MOOG Inc.
(Exact name of registrant as specified in its charter)

NY	1-05129		16-0757636
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

400 Jamison Rd	East Aurora,	New York	14052-0018
(Address of principal executive offices)			(Zip Code)
(716) 652-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MOG.A	New York Stock Exchange
Class B common stock	MOG.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) The Board of Directors has elected Mark Trabert, age 63, to the position of Executive Vice President and Chief Operating Officer effective March 1, 2023. Prior to the current election, Mr. Trabert served as Vice President and President, Aircraft since 2015.

(b) Maureen Athoe, age 64, Vice President and President, Space and Defense, has announced her intent to retire from her position as President, Space and Defense effective February 28, 2023. Ms. Athoe will continue to serve as a Vice President through her retirement from Moog Inc. (the “Company”) in June 2024.

(c) The Board of Directors has elected Joseph Alfieri, age 41, to the position of Vice President and President, Space and Defense effective March 1, 2023, replacing Ms. Athoe. Mr. Alfieri has served as General Manager, Moog Construction since 2021. Prior to that, he served as General Manager, Commercial Aircraft Original Equipment since 2018 and F-35 Program Director since 2017.

The Board of Directors has elected Mark Graczyk, age 40, to the position of Vice President and President, Military Aircraft effective March 1, 2023. Mr. Graczyk has served as Chief Business Officer, Aircraft since 2022. Prior to that, he served as General Manager, Industrial Controls since 2021 and Finance Director, Aircraft since 2017.

The Board of Directors has elected Michael Schaff, age 51, to the position of Vice President and President, Commercial Aircraft effective March 1, 2023. Mr. Schaff has served as General Manager, Commercial Aircraft Original Equipment since 2021. Prior to that, he served as Finance Director, Space and Defense since 2017.

With these elections, Messrs. Alfieri, Graczyk and Schaff are deemed to be new executive officers and are eligible to participate in the compensation plans, benefits, and perquisites described in the Company’s Proxy Statement dated December 19, 2022, for the January 31, 2023 Annual Meeting of Shareholders.

(d) On February 6, 2023, the Board of Directors (the “Board”) of the Company took action to increase the size of the Board from nine to ten members and announced the appointment of Pat Roche as a Class B Director of the Company, effective February 6, 2023. Mr. Roche’s initial term will expire at the Company’s next annual meeting of shareholders.

Mr. Roche, age 59, is Chief Executive Officer of the Company, a role he assumed in February 2023. Prior to that, he served as Executive Vice President and Chief Operating Officer since 2021 and Vice President and President, Industrial since 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	February 9, 2023	By:	/s/ Michael J. Swope
		Name:	Michael J. Swope
Controller